EXHIBIT 10.1

                              8201 Greensboro Drive


                                      Lease


                                     Between


                          e.spire Communications, Inc.


                                       and


                     B. F. Saul Real Estate Investment Trust

                       8201 GREENSBORO DRIVE OFFICE LEASE


         THIS LEASE, made this 9th day of February,  1999, by and between (i) B.
F. Saul Real Estate Investment Trust (hereinafter "Landlord") and (ii) e.spire Communications, Inc., a Delaware corporation (hereinafter "Tenant").


                                   WITNESSETH:


 .        Premises.

         For and in consideration of the rent hereinafter reserved and the mutual covenants hereinafter contained, Landlord does hereby lease and demise unto Tenant, and Tenant does hereby hire, lease and accept, from Landlord, certain space and improvements comprising approximately 29,048 gross rentable square feet, as measured in accordance with BOMA (Building, Owner and Management Association) standards, of office space (the "Gross Area") on the 11th floor of the building known as 8201 Greensboro Drive (the "Building") located at 8201 Greensboro Drive, McLean, Fairfax County, Virginia, all upon the terms and conditions hereinafter set forth. That portion of the Gross Area which Tenant shall be entitled to occupy is hereinafter referred to as the "Premises", and is outlined in red on the floor plan attached hereto as Exhibit A and by this reference made a part hereof. It is specifically understood that for purposes of calculating any payments or pro-rations hereunder, the number of gross rentable square feet set forth above shall control.

 .        Term.  The term of this lease shall commence on the date hereof
(the "Lease Date") and shall end Eighty-four (84) months after the "Rent Commencement Date", as hereinafter defined.

 . The  "Rent  Commencement  Date"  shall  be the  first to occur of (i) the date
Tenant actually commences occupancy of the Premises, or (ii) forty (40) days after Landlord delivers the Premises to Tenant. In the event the Rent Commencement Date is a date other than the first day of a calendar month, the term of the lease shall run for the number of months set forth above from the first day of the calendar month following the Rent Commencement Date. Landlord and Tenant hereby agree to execute an agreement (the "Commencement and Estoppel Agreement" attached hereto as Exhibit F) specifying the Rent Commencement Date hereof.

Rent.

         . Commencing with the Rent Commencement Date, Tenant shall pay (the "Base Rent") for month one and two of the Lease the sum of Thirty-six Thousand Seven and 42/100 Dollars ($36,007.42). Tenant shall pay as Base Rent for month three of the Lease the sum of Fifty-four Thousand Eleven and 12/100 Dollars ($54,011.12). Tenant shall pay as Base Rent for months four through twelve of the Lease the sum of Seventy-two Thousand Fourteen and 83/100 Dollars ($72,014.83). All monthly installments of rent shall be payable to Landlord or its designated agent, in advance, without previous notice or demand therefor, and without recoupment, deduction or setoff, with the first monthly installment to be due and payable no later than the Rent Commencement Date and each subsequent monthly installment to be due and payable on the first day of each and every month following the Rent Commencement Date during the term hereof. If the Rent Commencement Date is a date other than the first day of a month, rent for the period commencing with and including the Rent Commencement Date until the first day of the following month shall be pro-rated at the rate of one-thirtieth (1/30th) of the fixed monthly rental per day.

                  () Beginning in year two of the Lease, Tenant shall pay as annual rent for the Premises the sum of Eight Hundred Ninety Thousand One Hundred Three and 24/100 Dollars ($890,103.24) per annum, payable in equal monthly installments of Seventy-four Thousand One Hundred Seventy-five and 27/100 Dollars ($74,175.27) each.

                  () Beginning in year three of the Lease, Tenant shall pay as annual rent for the Premises the sum of Ninety Hundred Sixteen Thousand Eight Hundred Six and 36/100 Dollars ($916,806.36) per annum, payable in equal monthly installments of Seventy-six Thousand Four Hundred and 53/100 Dollars ($76,400.53) each.

                  () Beginning in year four of the Lease, Tenant shall pay as annual rent for the Premises the sum of Nine Hundred Forty-four Thousand Three Hundred Ten and 60/100 Dollars ($944,310.60) per annum, payable in equal monthly installments of Seventy-eight Thousand Six Hundred Ninety-two and 58/100 Dollars ($78,692.58) each.

                  () Beginning in year five of the Lease, Tenant shall pay as annual rent for the Premises the sum of Nine Hundred Seventy-two Thousand Six Hundred Thirty-nine and 96/100 Dollars ($972,639.96) per annum, payable in equal monthly installments of Eighty-one Thousand Fifty-three and 33/100 Dollars ($81,053.33) each.

                  ()  Beginning  in year six of the Lease,  Tenant  shall pay as annual rent for the Premises the sum of One Million Eight-eight Thousand Nine Hundred Sixty-three and 16/100 Dollars ($1,088,963.16) per annum, payable in equal monthly installments of Ninety Thousand Seven Hundred Forty-six and 93/100 Dollars ($90,746.93) each.

                  () Beginning in year seven of the Lease, Tenant shall pay as annual rent for the Premises the sum of One Million One Hundred
         Twenty-one Thousand Six Hundred Thirty-two and 08/100 Dollars ($1,121,632.08) per annum, payable in equal monthly installments of Ninety-three Thousand Four Hundred Sixty-nine and 34/100 Dollars ($93,469.34) each.

 . Letter of Credit. . Tenant has elected to deposit a with Landlord in lieu of a cash security deposit to secure the prompt payment of Base Rent and Additional Rent under the Lease (the "Lease Liabilities") Letter of Credit Number , in favor of Landlord as the beneficiary, issued by ________ in the initial amount of One Hundred Forty-four Thousand Twenty-nine and 66/100 Dollars ($144,029.66), together with all renewals and extensions thereof and substitutions therefor, and all cash proceeds thereof (all of the foregoing are herein collectively referred to as the ("Letter of Credit"). If Tenant fails to renew or replace the Letter of Credit as provided in this Article 4, Landlord may present the Letter of Credit for payment by the issuer thereof, and retain the proceeds of the Letter of Credit as the Security Deposit under this Lease, and, if Landlord retains the proceeds of the Letter of Credit as the Security Deposit, Landlord may commingle the deposit with its own funds. If Landlord receives cash proceeds of the Letter of Credit, such proceeds shall be held as security for the performance by Tenant or Tenant's covenants and obligations under this Lease, it being expressly understood that the deposit shall not bear interest to Tenant, and shall not be considered an advance payment of rental or a measure of Landlord's damage in case of default by Tenant. Upon the occurrence of any event of default by Tenant or breach by Tenant of Tenant's covenants under this Lease, Landlord may, from time to time, without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrearage of rent and/or to correct or repair any damage, injury, expense or liability caused to Landlord by the event of default or breach of covenant. Any balance of the security deposit remaining after the full and complete satisfaction of Tenant's obligations to Landlord shall be returned by Landlord to Tenant upon termination of this Lease; provided, however, that Landlord may retain all or a portion of the security until Landlord makes the final annual adjustments of Annual Operating Costs and Real Estate Taxes and ascertains Tenant's share of such amounts which accrued prior to the expiration of the term.

         . If Tenant defaults in the payment of rent or in the performance or observance of any other obligations to be performed on its part under this Lease and does not cure such default within any notice and cure period provided for in this Lease, Landlord may present the Letter of Credit for payment by the issuer thereof and apply the proceeds to payment or Base Rent or Additional Rent in default, and/or to the prepayment of the Base Rent for any subsequent period of the term and/or to any amount to which Landlord may be entitled under this Lease; and Tenant shall promptly thereafter restore the Letter of Credit to the original amount above specified. The right of Landlord to apply the Proceeds of the Letter of Credit as above specified shall not be construed as a limitation upon Landlord's right to invoke any other remedy available under this Lease or at law or equity for breach of this Lease, or to collect the full amount of damages owing by Tenant on account of such breach. If, by reason of Tenant's default under this Lease, Landlord terminates this Lease at any time or reenters the Premises, Landlord may credit against the damages which it suffers but without waiving its rights to recovery of additional damages to which it may be entitled and/or apply it to the monthly installments of Base Rent and other amounts payable under this Lease hereunder in inverse order of accrual.

         . The Letter of Credit shall be issued to Landlord, shall be unconditional (i.e., without requirements or conditions for presentation, honor or payment), except as expressly provided for below, and shall be irrevocable during its stated term. The Letter of Credit may state or require that, at the time that Landlord presents the Letter of Credit for payment, such presentation shall be accompanied by a written statement executed by any person purporting to be an authorized officer of the general partner of Landlord as follows:

         "This shall certify that a default by Tenant in the payment of rent has occurred and is continuing under that certain Lease dated by and between B. F. Saul Real Estate Investment Trust, as Landlord, and e.spire Communications, Inc., as Tenant. Any notice or notices of default required by such Shopping Center Lease have been given by Landlord to Tenant and Tenant has not cured within any period for cure provided for in the Lease. Based upon the foregoing, Landlord hereby presents Letter of Credit No. for payment and hereby demands that the issuer thereof draw upon such Letter of Credit and remit the proceeds of the Letter of Credit to Landlord."

         . The Letter of Credit may provide by its terms that, if Landlord has not previously notified the issuer of the occurrence of an event of default by Tenant under this Lease, the amount thereof shall be reduced by the sum of Seventy-two Thousand Fourteen and 83/100 Dollars ($72,014.83) on the fourth anniversary of the Rent Commencement Date. The Letter of Credit shall state such reduction in amount as specified in the immediate preceding sentence. In the alternative, Tenant may provide an initial Letter of Credit in the amount of One Hundred Forty-four Thousand Twenty-nine and 66/100 Dollars ($144,029.66) expiring on the third anniversary of the Rent Commencement Date, in which event, Tenant shall not later than thirty (30) days prior to the third anniversary of the Rent Commencement Date, provide Landlord with a replacement Letter of Credit in the amount then required to be maintained by Tenant under clause (i) or (ii) of this Paragraph 4 (d), as applicable, providing for an additional term of not less than one (1) year.

         . Any Letter of Credit which has an expiration date prior to the expiration date of the term of this Lease (including any Option Terms exercised by Tenant) shall also provide that Landlord may present the Letter of Credit for payment when accompanied by the following written statement:

         "Tenant has failed to renew or replace the Letter of Credit ten (10) days before its expiration date, and Landlord is accordingly entitled to draw upon the Letter of Credit."

         . The Letter of Credit shall also expressly state and provide that the issuer is entitled to rely on any statement in the forms provided above which purports on its face to be executed by an officer of Landlord, and that the issuer is not obligated to verify the authority of any such person to execute any such statement on Landlord's behalf, nor shall the issuer or Tenant be liable in any manner whatsoever if any such statement is found to have been improperly delivered by Landlord, of if such statement is delivered by a person not duly authorized to do so on Landlord's behalf.

         . In addition to all other rights available to it under applicable laws or otherwise: Landlord, in conjunction with the assignment, pledge, or transfer of its interest as Landlord under the Lease, shall have the right to assign therewith Landlord's rights in the Letter of Credit, and any assignee, pledgee, or transferee shall have the rights of Landlord hereunder with respect to the Letter of Credit so assigned, pledged, or transferred, and Landlord shall be thereafter relieved from all duties with respect to any such Letter of Credit, provided Landlord provides Tenant with written documentation evidencing such assignment, pledge or transfer.

 . Increases in Annual Operating Costs. Tenant agrees to pay to Landlord, as additional rent, its Pro-Rata Share (as hereinafter defined) of any amount by which the total Annual Operating Costs (as hereinafter defined), for each Adjustment Year (as hereinafter defined), exceeds an amount equal to the Annual Operating Costs for the Premises incurred in fiscal year October 1, 1998 - September 30, 1999 (the "Base Annual Operating Cost"). For the purposes of this lease, the Adjustment Year shall mean the twelve month period ending on each September 30, the first such Adjustment Year being the twelve month period ending on the first September 30 occurring after the Rent Commencement Date.

         . Annually during the term hereof, Landlord shall furnish to Tenant a statement (the "Annual Statement") of the actual Annual Operating Costs for each Adjustment Year. Tenant shall, within fifteen (15) business days of its receipt of said Annual Statement, pay to Landlord its Pro-Rata Share of the difference between the actual Annual Operating Cost reflected on said Statement and the Base Annual Operating Cost set forth above (which difference is hereinafter referred to as the "Increase") or, if Tenant has paid an amount in excess of its Pro-Rata Share, Landlord will refund such amount to Tenant. Thereafter, commencing on the first day of October immediately following the Adjustment Year covered by said Annual Statement, Tenant shall pay to Landlord monthly during the term hereof, as additional rent, without notice or demand therefor and without any deduction or setoff whatsoever, an amount equal to one-twelfth (1/12th) of its Pro-Rata Share of such Increase. Tenant's monthly payment set forth above shall be adjusted as of the end of each succeeding Adjustment Year to the actual increase set forth in each successive Annual Statement, and such adjustment shall be paid within fifteen (15) business days of the date of said Annual Statement. The amount of any Increase calculated from time to time pursuant to any Annual Statement shall be used as the basis for calculating Tenant's monthly payment for the next succeeding twelve (12) month period.

           . At any time or times prior to or during the first Adjustment Year, Landlord may submit to Tenant a statement of Landlord's estimate of Tenant's Increase for such Adjustment Year. If such estimate is submitted prior to the first Adjustment Year, Tenant shall pay to Landlord one-twelfth (1/12th ) of the amount so estimated on the first day of each month in advance, commencing on October 1 of the Adjustment Year. In case such estimate is submitted during the first Adjustment Year, Tenant shall, (i) within fifteen (15) days after the delivery of such statement, make a lump sum payment to Landlord equal to 1/12th of Tenant's estimated Increase for such Adjustment Year multiplied by the number of months in such Adjustment Year that will have elapsed prior to the first monthly payment required by clause (ii) hereof, and (ii) begin paying to Landlord, as additional monthly rent, due and payable on the first day of each month, an amount equal to 1/12th of Tenant's Increase as so estimated. Notwithstanding, in no event shall Tenant pay (or be billed) operating expense pass-through costs until the commencement of the second lease year.

         . For the purposes of this paragraph 5, the following provisions shall control:

                  () All monthly payments as may be required hereunder for the period from the first day of each Adjustment Year through the date of receipt of the Annual Statement for the preceding Adjustment Year, shall be payable without demand in full on the first day of the calendar month next following the date of receipt of said Annual Statement, but not less than ten (10) business days from Tenant's receipt. Failure by the Landlord to timely provide any Annual Statement shall not constitute a waiver by Landlord of its rights to payments due pursuant to this paragraph, and the obligations hereunder shall survive the expiration or other termination of this Lease.

                  () For any applicable Adjustment Year that ends after the expiration date of this Lease, the Increase for that Adjustment Year shall be apportioned on a per diem basis so that only that portion of such Increase as is attributable to the portion of such Adjustment Year that occurs during the term of this Lease, shall be payable by Tenant.

         . Tenant's share of Annual Operating Costs ("Tenant's Pro-Rata Share") for each full or partial fiscal year selected by Landlord during the Term shall be computed by Landlord by multiplying the amount of Annual Operating Costs by a fraction obtained by dividing the total number of leasable square feet of space contained in the Premises by the total leasable area contained within the Building from time to time. Tenant's Pro-Rata Share is estimated to be 3.05% of the Annual Operating Costs for the Building and the Property on the date of this Lease.

         Annual Operating Costs as used herein shall include all costs of operation, maintenance and repair of the Building and its appurtenances as an office building, comparable to similar office buildings and shall include the following by way of illustration but not limitation: Real Estate Taxes (as hereinafter defined), personal property taxes, insurance, and the cost of labor, materials and services for the operation, maintenance and repair of the Building, its appurtenances and parking areas (including painting and papering of common areas and replacement of carpet and flooring in common areas), including, but not limited to, water and sewer charges, garbage and waste disposal, license, permit and inspection fees, heat, light, power and other utilities, chillers, air conditioning and ventilation, elevator service, plumbing service, window cleaning service, janitorial and cleaning service, maintenance and service contracts customarily maintained for similar buildings, landscaping (including upgrades and replacements thereto), security service, watchmen, guards, and any other personnel engaged in the operation, maintenance or repair of the Building and its appurtenances together with payroll taxes, insurance and employee benefits applicable thereto. Also included are management expenses and fees, legal and accounting fees, the Landlord's general and administrative expenses and a reserve for parking facilities and roof repairs of two cents ($.02) per square foot of rentable area. In addition, Annual Operating Costs shall include (i) depreciation for capital expenditures made by Landlord to reduce operating expenses if Landlord shall have reasonably determined that the annual reduction in operating expenses shall exceed depreciation therefor; depreciation shall be determined by dividing the original cost of such capital expenditure by the number of years of useful life of the capital item acquired and the useful life shall be reasonably determined by Landlord in accordance with generally accepted accounting principles and practices in effect at the time of acquisition of the capital item, and (ii) the cost of capital improvements made in order to comply with statutes, rules, regulation or directives hereafter promulgated by any governmental authority after the Rent Commencement Date, relating to energy conservation, public safety or other reason. Any of the services, supplies or materials which may be included in the computation of Annual Operating Expenses for the Property may be performed by subsidiaries or affiliates of Landlord. Expenses related to a specific tenant's premises which are not of general benefit to the other tenants of the Building and legal fees incurred in connection with other tenant's leases or the enforcement thereof shall not be included in Annual Operating Costs.

         . The term "Real Estate Taxes" means all taxes rates and assessments, general and special, levied or imposed with respect to the land, buildings and improvements of which the Premises are a part, including all taxes, rates and assessments, general and special, levied or imposed for schools, public betterment, general or local improvements and operations and taxes imposed in connection with any special taxing district. If the system of real estate taxation shall be altered or varied and any new tax or levy shall be levied or imposed on said land, buildings and improvements, and/or Landlord in substitution for real estate taxes presently levied or imposed on fixtures in Fairfax County, Virginia, then any such new tax or levy shall be included within the term "Real Estate Taxes". Should any governmental taxing authority acting under any law or regulation, levy, assess, or impose a tax, excise and/or assessment however described (other than an income or franchise tax) upon, against, on account of, or measured by, in whole or in part, the rent expressly reserved hereunder, or upon the rent expressly reserved under any other lease or leasehold interests in the Premises, the Building or the land upon which the Building is located, as a substitute (in whole or in part) or in addition to any existing real estate taxes on land with buildings or otherwise, such tax or excise on rents shall be included within the term "Real Estate Taxes". Actual and reasonable expenses (consisting of reasonable attorneys' fees, consulting fees, expert witness fees and similar costs) incurred by Landlord to monitor the Real Estate Taxes or in obtaining or attempting to obtain a reduction of any Real Estate Taxes shall be added to and included in the amount of any such Real Estate Taxes. Real Estate Taxes which are being contested by Landlord shall nevertheless be included for purposes of the computation of the liability of Tenant under this paragraph, provided, however, that in the event that Tenant shall have paid any amount of increased rent pursuant to this paragraph e. and the Landlord shall thereafter receive a refund of any portion of any Real Estate Taxes on which such payments shall have been based, Landlord shall pay to Tenant the Tenant's Pro-Rata Share of such refund. Landlord shall have no obligation to contest, object to or litigate the levying or imposition of any Real Estate Taxes and may settle, compromise, consent to, waive or otherwise determine in its discretion, to abandon any contest with respect to the amount of any Real Estate Taxes without consent or approval of the Tenant; provided however that Tenant's pro rata share of expenses related to an appeal of Real Estate Taxes which is abandoned by Landlord shall not exceed Ten Thousand Dollars ($10,000). If under Fairfax County or Virginia law or regulations, the Tax Assessor is required to include leasehold (real property) improvements in determining the assessed value of the Building, then to the extent that Tenant makes leasehold improvements (including Tenant's original installation and Tenant's subsequent alterations, additions, substitutions and improvements) which are in excess of the building standards, whether done prior to or after the commencement of the term of this Lease, Tenant shall pay the Real Estate Taxes attributable to the value of such excess leasehold improvements throughout the term of this Lease within thirty (30) days after being billed therefor by Landlord.

         . Notwithstanding anything set forth in Article 5 to the contrary, of the average occupancy level of the Building for any calendar is less than 100%, the Operating Expenses for such calendar year shall be increased by the additional Operating Expenses, as reasonably estimated by Landlord, that would have been incurred by Landlord in providing the same services provided to Tenant (and include in Operating Expenses) if the average occupancy level of the Building for the calendar year had been 100%. For purposes of the preceding sentence, the "average occupancy of the Building" for any calendar year shall be the arithmetic average of the Building Rentable Area occupied by tenants on the first day of each month during the calendar year.

         . Tenant, upon not less than ten (10) days written notice to Landlord, shall have reasonable access during normal business hours in Landlord's headquarters office to inspect the books and records of Landlord relating to Annual Operating Costs and/or to have such books and records audited or reviewed, at Tenant's expense, for the purpose of verifying the Annual Operating Costs statement. Tenant shall bear all costs relating to such inspection, including, but not limited to, costs of photocopies. Any discrepancy in Tenant's Proportionate Share shall be promptly corrected by a payment of any shortfall to Landlord by Tenant within thirty (30) days after the applicable audit, or by a credit against the next payment(s) of Annual Operating Costs due under this Lease, Tenant shall keep the results of any audit of Annual Operating Costs confidential.

 . Additional Rent. Any amounts required to be paid by Tenant hereunder and any charges or expenses incurred by Landlord on behalf of Tenant under the terms of this Lease shall be considered additional rental payable in the same manner and upon the same terms and conditions as the rent reserved hereunder. Any failure on the part of Tenant to pay such additional rental when and as the same shall become due shall entitle Landlord to the remedies available to it for non-payment of rent.

 . Laws and Ordinances. . Tenant will, at its own cost, promptly comply with and carry out all orders, requirements or conditions now or hereafter imposed upon it by the ordinances, laws and/or regulations of the Commonwealth of Virginia, whether required of Landlord or otherwise, in the conduct of Tenant's business. Tenant will indemnify and save Landlord harmless from all penalties, claims, and demands resulting from Tenant's failure or negligence in this respect.

         . Landlord shall comply with all laws and regulations with regard to the Common Area of the Building and structural portions of the Building which Landlord is required to repair pursuant to the terms of this Lease. In addition, Landlord shall cause the Common Facilities to conform to all applicable legal and insurance requirements, including the Americans with Disabilities Act ("ADA"), and the Board of Insurance Underwriters. Landlord will indemnify and save Tenant harmless from all penalties, claims and demands resulting from Landlord's failure or negligence in this respect.

 .        Furniture; Fixtures; Electrical Equipment.

         . Tenant shall not place a load upon the floor of the Premises exceeding one hundred (100) pounds per square foot without Landlord's prior written consent. Business machines, mechanical equipment and materials belonging to Tenant which cause vibration, noise, cold, heat or fumes that may be transmitted to the Building or to any other leased space therein to such a degree as to be objectionable to Landlord or to any other tenant in the Building shall be placed, maintained, isolated, stored and/or vented by Tenant at its sole expense so as to absorb and prevent such vibration, noise, cold, heat or fumes. Tenant shall not keep within or about the Premises any dangerous, inflammable, toxic or explosive material beyond standard office materials, except in strict compliance with law and in amounts commonly found in office buildings similar to the Building. Tenant shall indemnify Landlord and hold it harmless against any and all damage, injury, or claims resulting from the moving of Tenant's equipment, furnishings and/or materials into or out of the Premises or from the storage or operation of the same. Any and all damage or injury to the Premises or the Building caused by such moving, storage or operation shall be repaired by Tenant at Tenant's sole cost. If Tenant fails to make any such repairs, Landlord may do so and Tenant agrees to immediately reimburse Landlord for any expenses so incurred.

         . Tenant will not install or operate in the Premises any electrically operated equipment, mainframe computers or other machinery, other than electric typewriters, personal computers, adding machines, standard office duplicating machines and such other small electrically operated office equipment as is used in modern offices without first obtaining the prior consent in writing of
Landlord, who may condition such consent upon the installation, at Tenant's expense, of separate metering devices and the payment by Tenant of additional rent as compensation for such excess consumption of water and/or electricity or wiring as may be occasioned by the operation of said equipment or machinery or the installation of additional metering devices; nor shall Tenant install any other equipment whatsoever which will or may necessitate any changes, replacements or additions to the water system, plumbing system, heating system, air conditioning system or the electrical system of the Premises without the prior written consent of Landlord.

 .        Alterations.

         . Tenant shall make no alterations or changes, structural or otherwise, except for non-structural alterations which are cosmetic in nature (i.e., consisting of painting and carpeting) to any part of the Premises, either exterior or interior, without Landlord's written consent. In the event of any such approved changes, Tenant shall have all work done at its own expense. Request for such consent shall be accompanied by plans stating in detail precisely what is to be done. Tenant shall comply with the building codes, regulations and laws now in force or hereafter enacted in Fairfax County and the Commonwealth of Virginia which pertain to such work. Any additions, improvements, alterations and/or installations made by Tenant (except only office furniture, business and trade fixtures or any equipment including, but not limited to, telecommunications equipment and related wiring) shall become and remain a part of the Building and be and remain Landlord's property upon the termination of Tenant's occupancy of the Premises; provided, however, that if Landlord gives written notice to Tenant at the expiration or other termination of this Lease to such effect then, it may require Tenant to restore said Premises to the same condition which existed on the date Tenant occupied the Premises for the conduct of business at Tenant's sole cost and expense, except for ordinary wear and tear; provided, however that unless Landlord shall advise Tenant at the time of Landlord's consent to any such addition, alteration, that such addition, alteration, etc. will be required to be removed by Tenant upon the expiration or termination of this Lease, Tenant shall not be required to remove any such alteration or addition. Tenant shall save Landlord harmless from and against all expenses, liens, claims or damages to either property or person which may or might arise by reason of the making of any such additions, improvements, alterations and/or installations. If any alteration requiring Landlord's consent is made without the prior written consent of Landlord, Landlord may correct or remove the same, and Tenant shall be liable for any and all expenses incurred by Landlord in the performance of this work. It is further understood and agreed by Landlord and Tenant that any alterations shall be conducted on behalf of Tenant and not on behalf of Landlord. It is further understood and agreed that in the event Landlord shall give its written consent to Tenant's making any alterations, such written consent shall not be deemed to be an agreement or consent by Landlord to subject Landlord's interest in the Premises or the Building to any mechanic's liens which may be filed in respect of any alterations made by or on behalf of Tenant. If any mechanic's or materialman's lien (or a petition to establish such lien) is filed in connection with any Alteration, then such lien (or petition) shall be discharged or bonded by Tenant at Tenant's expense within ten (10) days after Tenant has notice thereof by the payment thereof or the filing of a Letter of Credit reasonably acceptable to Landlord. If Tenant shall fail to discharge any such mechanic's or materialman's lien, Landlord may, at its option, discharge such lien and treat the cost thereof (including reasonable attorneys' fees incurred in connection therewith) as additional rent payable with the next monthly installment of Base Rent falling due; it being expressly agreed that such discharge by Landlord shall not be deemed to waive or release the default of Tenant in not discharging such lien. Landlord reserves the right to change, increase or reduce, from time to time, the number, composition, dimensions or location of any parking areas, signs, the Building name, service areas, walkways, roadways or other common areas or make alterations or additions to the Building, in its sole discretion provided, however, that if such changes (i) materially and adversely affect Tenant's use of the Premises, or the parking or common areas, or (ii) materially reduce the Building's level of common area finishes and services, Landlord shall not make such changes without Tenant's prior approval, which shall not be unreasonably withheld, conditioned or delayed.

         . Notice of Non-Liability. Notice is hereby given that Landlord shall not be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and that no mechanics' or other lien for any such labor or materials shall attach to or affect the estate or interest of Landlord in and to the Premises. Whenever and as often as any lien arising out of or in connection with any work performed, materials furnished or obligations incurred by or on behalf of Tenant shall have been filed against the Premises, or if any conditional bill of sale shall have been filed for or affecting any materials, machinery or fixtures used in the construction, repair or operation thereof, or annexed thereto by Tenant, Tenant shall forthwith take such action by Letter of Crediting, deposit or payment as will remove or satisfy the lien or conditional bill of sale within ten (10) days of Landlord's written request therefor, notwithstanding. nothing contained herein shall limit Tenant's right to contest such lien.

         . No approval of plans by Landlord shall be deemed to be a representation or warranty by Landlord that such plans or the work provided for therein will comply with applicable codes, laws or regulations or be in conformance with any insurance or other requirements which affect the Premises, and Tenant shall have the sole responsibility of complying with all such requirements notwithstanding Landlord's approval of Tenant's plans.

 . Damage. . If the Premises are damaged by fire or other cause covered by Landlord's policy of fire insurance with extended coverage or other property damage insurance carried by Landlord, the damage shall be repaired by and at the expense of Landlord and the rent until such repairs shall have been made shall abate pro-rata according to the part of the Premises which is unusable by Tenant. However, if such damage was caused by the negligence of Tenant, its employees, agents, contractors, visitors or licensees, then all rentals shall be payable by Tenant during such period. Due allowance shall be made for reasonable delay which may arise by reason of adjustment of fire insurance by Landlord, and for personnel delay on account of "labor troubles" or any other cause beyond Landlord's control. If, however, the Premises are rendered wholly untenantable by fire or other cause and Landlord shall decide not to rebuild the same, or if the entire Building be so damaged that Landlord shall decide to demolish it or not to rebuild it, then or in any of such events, Landlord may, at its option, cancel and terminate this Lease by giving Tenant notice in writing of its intention to cancel this lease, whereupon the term of this Lease shall terminate upon the thirtieth (30th) day after such notice is given, and Tenant shall vacate the Premises and surrender the same to Landlord. In neither of the certain contingencies in this paragraph mentioned shall there be any liability on the part of Landlord to Tenant covering or in respect of any period during which the occupation of said Premises by Tenant may not be possible because of the matters hereinabove stated, nor shall Landlord be liable for any damage incurred by Tenant other than Landlord's obligation to repair the Premises as aforesaid.

         . Notwithstanding anything to the contrary contained in this Lease, if the Premises are damaged or destroyed by fire, accident, the elements or other casualty (a "Casualty") to the extent that it will not be possible to rebuild the Premises within one hundred eighty (180) days after the date of the Casualty, Landlord shall notify Tenant within thirty (30) days after such Casualty of Landlord's good faith estimate of the time needed to undertake reconstruction of the Premises. If (i) Tenant is not then in default under this Lease beyond the expiration of any applicable notice and cure period, and (ii) the damage was not caused by Tenant's negligence or willful misconduct, Tenant shall have the right to terminate this Lease by giving to Landlord notice of such termination within fifteen (15) days after Landlord provides notice of such good faith estimate. In the event that Landlord or Tenant do not exercise a right of termination as provided in this Lease, Landlord shall commence to repair the damage caused by such Casualty and, thereafter, shall diligently and continuously pursue completion of such repairs, within the estimated completion date as set forth in Landlord's notice. If Landlord fails to substantially complete the repairs within the estimated completion date, Tenant shall have the right and option, as its sole and exclusive remedy upon no less than thirty (30) days prior notice to Landlord to terminate this Lease; provided, however, that any termination of this Lease by Tenant shall be null and void if Landlord substantially completes repairs within thirty (30) days after receipt of Tenant's notice of termination.

 .        Condemnation

         . If the Premises or any part thereof shall be taken by any governmental or quasi-governmental authority pursuant to the power of eminent domain, or by deed in lieu thereof, Tenant agrees to make no claim for compensation in the proceedings, and hereby assigns to Landlord any rights which Tenant may have to any portion of any award made as a result of such taking with respect to the real property, including, without limitation, with respect to the real property including, without limitation, the Building and the Tenant's leasehold, and this Lease shall terminate as to the portion of the Premises taken by the condemning authority and rental shall be adjusted to the date of such taking, but Tenant shall be permitted to file a separate claim for any personal property of Tenant which is taken. The foregoing notwithstanding, Tenant shall be entitled to claim, prove and receive in the condemnation proceedings such awards as may be allowed for relocation expenses and for fixtures and other equipment installed by it which shall not, under the terms of this Lease, be or become the property of Landlord at the termination hereof, but only if such awards shall be made by the condemnation court in addition to and stated separately from the award made by it for the land and the building or part thereof so taken. Tenant shall have the right to terminate this Lease if the portion of the Property, Building or Premises taken materially interferes with Tenant's use of the Premises.

         . If the nature, location or extent of any condemnation affecting the Building is such that Landlord elects in good faith to demolish the Building, then Landlord may terminate this Lease by giving at least sixty (60) days' written notice of termination to Tenant at any time after such condemnation and this Lease shall terminate on the date specified in such notice.

 . Use of Premises. The Premises shall be used and occupied by Tenant solely for the purpose of general office use and as permitted in Article 56, and for no other purpose whatsoever. Tenant shall permit Landlord to transmit heat, air conditioning and electric current through the Premises at all times at Landlord's discretion. The Premises shall not be used for any illegal purpose or in violation of any valid regulation of any governmental body, or in any manner to (i) create any nuisance or trespass; (ii) annoy or embarrass Landlord or any other tenant of the Property; (iii) vitiate any insurance; or (iv) alter the classification or increase the rate of insurance on the Building to a rate greater than payable for similar buildings.

 . Repairs by Tenant. Tenant agrees to maintain the Premises and the fixtures therein in good order and in a condition commensurate with comparable or similar office buildings during the term of this Lease at its sole cost and expense, and will, at the expiration or other termination of the term hereof, surrender and deliver up the same and all keys, locks and other fixtures connected therewith
(except  only  office  furniture,   business   equipment,   trade  fixtures  and
telecommunications equipment, cable and wiring, but Tenant shall repair any such damage caused by such removal) in like good order and condition ordinary wear and tear excepted. With respect to property damage only, Landlord will be liable for property damage caused by the negligence of Landlord or its agents or employees, subject, however, to the waiver of subrogation set forth in paragraph 18.e.

 . Repairs by Landlord. Landlord shall have no duty to Tenant to make any repairs or improvements to the Premises except structural repairs necessary for safety and tenantability, and then only if not brought about by any act or neglect of Tenant, its agents, employees or invitees. Landlord shall not be liable for any damage (including any consequential damages or lost profits) caused to the property of Tenant, its agents, employees or invitees, due to the Building or any part of appurtenances thereof being improperly constructed or being or becoming out of repair, or arising from the leaking of gas, water, sewer or steam pipes, or from electricity, or from any other cause whatsoever, and Tenant agrees to look solely to its own insurance for compensation for any such damage or loss. Tenant agrees to endeavor to report immediately in writing to Landlord any defective condition in or about the Premises known to Tenant.

 .        Roof Rights.  Except as provided in Article 54, Landlord shall have the exclusive right to use all or any portion of the roof of the Building for any purposes.

 . Landlord's Remedies Upon Default. In the event Tenant shall default in the payment, when due, of any installment of rent or other charges or money obligation to be paid by Tenant hereunder (all of which monetary obligations of Tenant shall bear interest at the highest rate allowable by law, not to exceed eighteen percent (18%) per annum, from the date due until paid in full) within five (5) business days after the date any such amount is due; provided, however, that Tenant shall not be in default with respect to the first two (2) monetary payments received after such five (5) day period in any Lease Year until five
(5) days after Tenant's receipt of written notice of such late payment; or if Tenant shall default in performing any of the covenants, terms or provisions of this Lease (other than the payment, when due, of any of Tenant's monetary obligations hereunder) or any of the Rules and Regulations now or hereafter established by Landlord to govern the operation of the building and fails to cure such default within 30 calendar days after written notice thereof from Landlord; provided, however, that, solely with respect to non-monetary defaults which cannot with due diligence and best efforts be cured within such thirty
(30) day period if, within such thirty (30) day period Tenant commences and thereafter diligently pursues the cure of any such non-monetary default, Tenant shall be granted an additional reasonable period of time to effect a cure; or if Tenant shall abandon the Premises and discontinue timely rental payments; or if Tenant is adjudicated a bankrupt; or if a permanent receiver is appointed for Tenant's property; or if, whether voluntarily or involuntarily, Tenant takes advantage of any debtor relief proceedings under any present or future law, whereby the rent or any part thereof, is or is proposed to be, reduced or payment thereof deferred; or if Tenant makes an assignment for the benefit of creditors or if Tenant's property or effects should be levied upon or attached under process against Tenant, not satisfied or dissolved within 10 calendar days after written notice from Landlord to Tenant to obtain satisfaction thereof; then, and in any of said events, Landlord, at its option may pursue any one or more of the following remedies without any notice or demand whatsoever:

         . Landlord, at its option, may at once, or at any time thereafter terminate this Lease by written notice to Tenant, whereupon this Lease shall end concurrently with the receipt by Tenant of such notice. Upon such termination by Landlord, Tenant will at once surrender possession of the Premises to Landlord and remove all of Tenant's effects therefrom, and Landlord may forthwith re-enter the Premises and repossess himself thereof, and remove all persons and effects therefrom, using such force as may be necessary, without being guilty of trespass, forcible entry, detainer or other tort.

         . Landlord may, without terminating this Lease, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim for damages therefor, and, if Landlord so elects, make such alterations and repairs as, in Landlord's judgment, may be necessary to relet the Premises, and relet such space or any part thereof for such rent and for such period of time and subject to such terms and conditions as Landlord may deem advisable and receive the rent therefor. Upon each such reletting, all rent received by Landlord from such reletting shall be applied first to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord, including interest thereon; second, to the payment of any loss or expense of such reletting, including brokerage fees, reasonable attorneys' fees, advertising and promotion expenses and the cost of such alterations and repairs; third, to the payment of rent due and unpaid hereunder, together with interest thereon as herein provided; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. Tenant agrees to pay to Landlord, on demand, any deficiency that may arise by reason of such reletting. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such prior default.

         . In the event Landlord terminates this Lease in accordance with the provisions of this paragraph 16, Landlord may, in addition to any other remedy it may have, recover from Tenant all damages and expenses Landlord may suffer or incur by reason of Tenant's default hereunder, including, without limitation, the cost of recovering. the Premises, reasonable attorneys' fees and the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to the rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Premises for the remainder of the stated term based upon a reduction to present value calculation at the rate of ten percent (10%), all of which sums shall become immediately due and payable by Tenant to Landlord upon demand of Landlord.

         . Anything in this Lease to the contrary notwithstanding, in order to cover the extra expense involved in handling delinquent payments, Tenant shall pay a "late charge" of Two Hundred Fifty and No/100 Dollars ($250.00) when any installment of rent (basic or otherwise, as may be considered additional rental under this Lease) is paid more than seven (7) business days after the due date thereof. It is hereby understood that this charge is for extra expenses incurred by the Landlord in processing the delinquency and shall not be considered interest.

         . Pursuit of any or the foregoing remedies shall not preclude Landlord from pursuing any other remedies herein or at law or in equity provided, nor shall pursuit of any remedy by Landlord constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of Tenant's violation of any of the covenants and provisions of this Lease.

 . Services of Landlord. . Landlord shall furnish reasonably adequate electric current, elevator service, water and lavatory supplies during normal business hours, and normal and usual cleaning and janitorial service for the Premises and Building Common Areas only after business hours. Landlord further agrees to furnish heat and air conditioning in its reasonable judgment sufficient to reasonably cool or heat the Premises from 8:00 a.m. to 6:00 p.m., Mondays through Fridays, inclusive; and from 9:00 a.m. to 1:00 p.m., Saturdays (said services not being furnished on Sundays or legal holidays), provided, however, that Landlord shall not be liable for failure to furnish or for suspension or delay in furnishing such services clue to breakdown, maintenance, or repair work, strike, riot, civil commotion, governmental action or any other cause beyond the reasonable control of Landlord, or for interruptions of service for reasonable periods in connection with construction work being performed in the Building, notwithstanding, Landlord shall use reasonable efforts not to affect Tenant's use of Building/Premises as a result of above. Interruption of service(s) that continues beyond three (3) consecutive days shall entitle Tenant to an abatement of rent.

         . If Landlord defaults in its obligations to maintain and repair the Premises in accordance with the provisions of this Lease, and such failure of Landlord will have a material adverse effect on Tenant's ability to operate its business in the Premises, and any such failure continues for a period in excess of Thirty (30) days after Landlord receives Tenant's written notice of such default, then Tenant may, at its option and at its risk, perform any such maintenance or repairs; provided, however, that if any such default of Landlord cannot with due diligence and commercially reasonable efforts be cured by Landlord within the thirty (30) day period after receipt of Tenant's notice, the period for cure by Landlord shall be extended if, within such thirty (30) day period Landlord commences and thereafter diligently pursues the cure of any such default.

         . If Tenant elects to cure a default of Landlord, then the reasonable costs incurred by Tenant in curing any default of Landlord in accordance with paragraph (b) above shall be reimbursed to Tenant by Landlord within thirty days after Landlord's receipt of (i) Tenant's invoice for such costs, and (ii) copies of paid invoices for all such work or expenses incurred, and (iii) if applicable, lien waivers from all contractors, subcontractors, material suppliers or other parties having lien rights involved in the performance of such work. Tenant shall defend, indemnify and save Landlord harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to or interference with property or the premises of other tenants arising from or out of any exercise of any rights granted to Tenant under this Article 17.

         . Pursuit of any of the foregoing remedies shall not preclude Tenant from pursuing any other remedies herein or at law or in equity provided, nor shall pursuit of any remedy by Tenant constitute a forfeiture or waiver of any amount due to Tenant hereunder or of any damages accruing to Tenant by reason of Landlord's violation of any of the covenants and provisions of this Lease.

         . If Landlord defaults in its obligations to maintain and repair the Building in accordance with the provisions of this Lease, and such failure of Landlord will have a material adverse effect on Tenant's ability to operate its business in the Premises, and any such failure continues for a period in excess of thirty (30) days after Landlord receives Tenant's written notice of such default, then Tenant may pursue any remedy available at law or in equity with respect to such default of Landlord; provided, however, that if any such default of Landlord cannot with due diligence and commercially reasonable efforts be cured by Landlord within the thirty (30) day period after receipt of Tenant's notice, the period for cure by Landlord shall be extended if, within such thirty
(30) day period Landlord commences and thereafter diligently pursues the cure of any such default.

 .        Insurance.

         . Tenant agrees that it will indemnify and save Landlord harmless from any and all liabilities, damages, causes of action, suits, claims, judgments, costs and expenses of any kind (including reasonable attorneys' fees) (i) relating to or arising from or in connection with the possession, use, occupation, management, repair, maintenance or control of the Premises or any portion thereof, or (ii) arising from or in connection with any act or omission or Tenant or Tenant's agents, employees or invitees, or (iii) resulting from any injury to person or property or loss of life sustained in or about the Premises. To assure such indemnity, Tenant shall carry and keep in full force and effect at all times during the term of this Lease for the protection of Landlord and Tenant herein, commercial general liability insurance with limits of at least Two Million Dollars ($2,000,000.00) combined single limit for each occurrence, with an approved insurance company, and Tenant shall deliver to Landlord a copy of said policy or a certificate showing the same to be in full force and effect prior to the Rent Commencement Date and at least annually thereafter.

         . Throughout the Lease Term, Tenant shall insure, for their full insurable value, the contents of the Premises, including furnishings, fixtures and equipment used or installed in the Premises by or on behalf of Tenant, and the other personal property of Tenant in the Premises, against loss due to fire and other casualties included in broad form property insurance policies, with an agreed amount endorsement and replacement cost coverage.

         . Said public liability and property damage insurance policies and any other insurance policies carried by Tenant with respect to the Premises, shall
(i) be issued by good and solvent insurance companies qualified to do business in the Commonwealth of Virginia and reasonably satisfactory to Landlord; (ii) be written as primary policy coverage and not contributing with or in excess of any coverage which Landlord may carry; (iii) provide for at least 30 days' prior written notice to Landlord of any cancellation or other expiration of such policy or any defaults thereunder, Tenant's liability insurance policy shall name Landlord and Landlord's managing agent (and, if so requested, Landlord's mortgagee) as additional insureds. Neither the issuance of any insurance policy required hereunder, nor the minimum limits specified herein with respect to the Tenant's insurance coverage, shall be deemed to limit or restrict in any way Tenant's liability arising under or out of this Lease.

         . Landlord shall maintain (i) public liability insurance on the common areas of the Building in amounts not less than those set forth in paragraph (a) of this Article 18 and (ii) Property Insurance for full replacement cost of the Building in an amount sufficient to avoid co-insurance.

         . () To the extent permitted by law, each of Landlord and Tenant hereby releases the other, to the extent of all insurance carried (or required to be carried) by each party under the terms of this Lease, from liability for any loss or damage caused by fire or other of the extended casualties insured against; provided, however, that this release shall be in force and effect only with respect to loss or damage occurring during such time as the releasing party's insurance policy contain a clause or clauses which provides that: (i) the insurance company waives subrogation or consents to a waiver of right of recovery, and (ii) such waiver of subrogation or consent to a waiver of a right of recovery does not adversely affect or prejudice said policy or the releasing party's right of full recovery thereunder. Landlord's release of Tenant under this subparagraph (e) is expressly conditioned upon Tenant's full cooperation with Landlord's insurance carrier in inspections of the Premises and Tenant's compliance with all requirements imposed by Landlord's insurance carrier with respect to any activities in or use of the Premises which increases the risk of loss to the Building, Property or the Premises.

         () If it party advises the other party that a clause of the type described in paragraph (1) above is (i) not obtainable, or (ii) only obtainable at additional cost, then such party shall not be obligated to obtain a waiver; provided, however, that with respect to an inability to obtain a waiver due to the imposition of additional cost, the party shall promptly notify the other party of the amount of such additional cost and, if the party desiring that the other party obtain a waiver agrees in writing to pay the additional cost of obtaining the waiver, then, upon receipt of such payment, that party shall obtain a waiver of subrogation for the benefit of the other party, as described in paragraph (1) above. To the extent that either party is permitted to self insure as to its personal property located in the Premises, that party will nevertheless be deemed to be insured for such personal property for the purposes of this subparagraph (e). . Property at Tenant's Risk. It is understood and agreed that all personal property in the Premises, of whatever nature, whether owned by Tenant or any other person, shall be and remain at Tenant's sole risk and Landlord shall not assume any liability or be liable for any damage to or loss of such personal property, arising from the bursting, overflowing, or leaking of the roof or of water, sewer, or steam pipes, or from heating or plumbing fixtures, or from the handling of electric wires or fixtures, or from theft or vandalism or from any other cause whatsoever, unless such damage is caused by negligence of Landlord, its agents or employees (but expressly subject to the waiver of subrogation set forth in paragraph 18.e.)

 .  Assignment; Subletting.

         . Neither Tenant, nor any of its permitted successors or assigns, shall transfer, assign, mortgage, encumber, or, by operation of law or otherwise, pledge, hypothecate, or assign all or any of its interest in this Lease, or subict or permit the Premises, or any part thereof, to be used by others, including, but not by way of limitation, concessionaires or licensees of Tenant, without the prior written consent of Landlord, in each instance, which consent Landlord shall not unreasonably withhold, condition or delay if Tenant fully complies with the requirements of this Article 20 and other provisions of this Lease. Any such subletting or assignment shall be referred to as a "Transfer" (as further defined in this Article 20, subparagraph (b) below), and the person to whom Tenant's interest is transferred shall be referred to as a "Transferee".

         . For the purposes of this Article 20, the term "Transfer" shall also include the following circumstances:

         () if Tenant or any guarantor of this Lease is a corporation (other than a corporation, the outstanding voting stock of which is listed on a national  securities  exchange,  as defined in the  Securities  Exchange  Act of
1934), if the shares of such corporation are transferred by sale, assignment, bequest, inheritance, operation of law or otherwise (including, without limitation, a transfer to or by a receiver or trustee in federal or state bankruptcy, insolvency or other proceeding), so as to result in or make possible a change in the present control of such corporation;

         () if Tenant or any guarantor of this Lease is a partnership, any change in control or ownership of such partnership;

         () any transfer by sale, assignment, bequest, inheritance, operation of law or other disposition of all or substantially all of the assets of Tenant or any guarantor which results in or makes possible a change in the present control of the business of Tenant or any such guarantor;

         () any other change in ownership of Tenant, any guarantor of this Lease;

         () any subletting or assignment which occurs by operation of law, merger, consolidation, or reorganization; or

         () any sale of all, or substantially all, of Tenant's assets unless, in connection therewith, this Lease is assigned to the acquiring party, as provided in paragraph 20(i) below.

         In no event may Tenant assign this Lease, or sublease the Premises, if Tenant is in default under this Lease.

         . In the event that Tenant desires to effect a Transfer hereunder, Tenant shall give Landlord written notice (the "Transfer Notice") thereof. To be effective, the Transfer Notice after the initial subleasing effort shall be accompanied by Tenant's check, payable to the order of Landlord, or Landlord's Agent, in an amount equal to the greater of (i) $500.00 or (ii) one percent (1%) of the Minimum Rent to compensate Landlord (not to exceed $1500.00) for the cost of reviewing the proposed Transfer and specify the proposed Transferee, and the proposed terms of the Transfer, and contain such information about the proposed Transferee, its experience, its financial situation, its methods of operation, and provided its business operation being consistent with those found in comparable office buildings, as a prudent businessman would require in making the Transfer decision. Tenant specifically agrees to apprise Landlord of any adverse or negative information in its possession concerning the proposed Transfer and the proposed Transferee. The Transfer Notice shall also contain a certificate by Tenant (or an officer or general partner of Tenant if Tenant is a corporation or partnership) of all "Transfer Consideration" (as defined below, or payable in connection with the proposed Transfer. Within five (5) days during the initial subleasing and forty-five (45) days thereafter of the receipt of the Transfer Notice Landlord shall, by written notice to Tenant, elect (i) to permit the proposed Transfer; (ii) to terminate this Lease with respect to the portion of the Premises proposed to be Transferred, but Tenant may, within five (5) business days after receipt of Landlord's notice of termination, rescind its request for consent to a Transfer, in which event this Lease will not terminate;
(iii) to sublet with the right to further sublet from Tenant for the balance of the term of this Lease (a) all of the Premises, or (b) only so much of the Lease Premises as Tenant proposed to Transfer, at the same rental as Tenant is obligated to pay to Landlord hereunder; or (iv) to deny consent to the proposed Transfer, in which event Tenant shall continue to occupy the Lease Premises and comply with all of the terms and conditions hereof. Notwithstanding the foregoing, Landlord shall not have the options provided by (ii), (iii), and (iv) of this subparagraph (c) with regard to the initial subletting of up to one-half of the Premises as provided in accordance with the provisions of paragraph 20.h.
         . If this Lease is Transferred under the definition of a Transfer (as defined in Article 20, subparagraphs (a) and (b)), the Transferee shall assume by written instrument all of Tenant's obligations under this Lease and such Transferee, at least five (5) days prior to the effective date of the permitted Transfer, shall deliver to Landlord the proposed sublease, assignment and assumption agreement or other instrument evidencing the Transfer and the Transferee's undertaking to perform Tenant's obligations under this Lease. Except for the Transfer as permitted in this Article 20, subparagraph i, all of such documents shall be subject to Landlord's prior written approval not to be unreasonably withheld, conditioned or delayed. In the event of any Transfer, including a permitted Transfer, Tenant shall continue to be liable hereunder, and shall not be released from performance hereunder. In addition to the Rent reserved hereunder, except as provided in paragraph 20.h. below and except in the case of a Transfer as specified in this Article, subparagraph i below, Tenant shall pay to Landlord all monies, property and other consideration of every kind whatsoever paid or payable to Tenant in consideration of or related to such Transfer and for all property transferred to the Transferee, as all or part of the consideration including, without limitation, fixtures, other Leasehold Improvements, furniture, equipment and furnishings (collectively, all of the foregoing monies, property and other consideration shall be referred to as the "Transfer Consideration"), but excluding bona fide consideration paid for transfer of Tenant's property. Following an assignment of this Lease, Landlord shall send the named Tenant any notice of default by the approved Transferee.

         . Any Transfer, except as provided in subparagraph i below, without Landlord's consent, whether as a result of any act or omission of Tenant, or by operation of law or otherwise, shall not be binding upon Landlord, and shall confer no rights upon any third person. Each such unpermitted Transfer shall, without notice or grace period of any kind, constitute a default by Tenant under this Lease. The acceptance by Landlord of the payment of Rent following any Transfer prohibited by this Article 20 shall not be deemed to be a consent by Landlord to any such Transfer, an acceptance of the Transferee as a tenant, a release of Tenant from the performance of any covenants herein contained, or a waiver by Landlord of any remedy of Landlord under this Lease, although amounts actually received shall be credited by Landlord against Tenant's rent obligations. Consent by Landlord to any one Transfer shall not constitute a waiver of the requirement for consent to any other Transfer. No reference in this Lease to assignees, concessionaires, subtenants or licensees shall be deemed to be a consent by Landlord to the occupancy of the Lease Premises by any such assignee, concessionaire, subtenant or licensee.

         . If Tenant is a corporation, limited liability company or partnership, Tenant represents that the ownership and power to vote its entire outstanding capital stock or partnership interests belongs to and is vested in the persons listed on Exhibit "E". The foregoing provisions of this paragraph (f) shall not apply to a publicly held entity whose outstanding voting stock is listed on a national securities exchange, as defined in the Securities Exchange Act of 1934.

         . If any sublease or assignment provides that the subtenant or assignee is to pay any amount in excess of the rent and other charges due under this Lease, then whether such excess is in the form of an increased monthly or annual rental, a lump sum payment (excluding a bona fide security deposit), payment for the sale, transfer or lease of Tenant's fixtures, leasehold improvements, furniture and other personal property, but excluding bona fide consideration paid for transfer of Tenant's property, or any other form (and if the subleased or assigned space does not constitute the entire Premises, the existence of such excess shall be determined on a pro rata basis), but excluding bona fide consideration paid for transfer of Tenant's property, Tenant shall pay to Landlord any such excess as additional rent no later than ten (10) days after Tenant's receipt thereof.

         . Notwithstanding anything set forth in this Article 20 to the contrary, if Tenant fully complies with the requirements and conditions of this
Article 20 and other provisions of this Lease, then, on one (1) occasion during the term of this Lease (including any Option Terms), Tenant may sublease one half (1/2) or less of the floor area of the Premises, to multiple tenants, for the purpose set forth in this Lease, provided, however, that in any such event, Tenant shall continue to remain fully liable under this Lease for the performance of all of the terms contained herein. Notwithstanding anything set forth herein to the contrary, with respect to the first such sublease of a portion of the Premises Landlord shall not be entitled to receive any of the Transfer Consideration, but after the first such Subletting, one-half (1/2) of all Transfer Consideration and all rental amounts and any additional payments arising under any sublease in excess of any rentals contained in this Lease, shall be payable to Landlord. The liability of any Guarantor of this Lease shall not be affected as a result or any assignment permitted under this subparagraph
(h). Landlord's agreement to permit a sublease as provided for in this paragraph shall not create any rights in the subtenant against Landlord or any privity between Landlord and the subtenant named in the sublease. In the event of any conflict between the provisions set forth in any sublease and the provisions of this Lease, the provisions of this Lease shall control with respect the rights and remedies of Landlord. Notwithstanding anything in the foregoing document to the contrary, any sublease shall be expressly under and subject to the provisions of this Lease, and the sublease shall not be deemed Landlord's consent to (i) any action of the subtenant provided for in the sublease, or (ii) the approved or acceptance by Landlord of any terms or conditions contained in the sublease, or (iii) the assumption of any obligations by Landlord not expressly provided for in this Lease.

         . Notwithstanding anything contained herein to the contrary (including the obligations any procedures as specified in this Article 20 subparagraphs (c) or (g) herein), Tenant may, without the prior written consent of Landlord, assign this Lease for the use and occupation of the Premises solely for the purpose set forth in Article 12 to the following:
         () Tenant's parent or subsidiary corporation or to a corporation under common ownership with and controlled by the same persons who control Tenant, or

         () any party which acquires substantially all of the assets of Tenant, or

         () to a corporation into which Tenant merges or consolidates, provided, however, that in each such event described in the above subparagraphs
(i) through (iii):

         () such assignee shall assume in writing all of Tenant's obligations hereunder; and

         () Tenant continues to remain liable under this Lease for the performance of all of the terms contained herein including but not limited to the payment of Base Rent, and all Additional Rent due under this Lease;

         The provisions (i) through (iii) of this paragraph (i) shall not permit a Transfer in the event that Tenant is acquired by another corporation and becomes a subsidiary thereof, (x) unless Tenant continues to be operated as a separately identified company, substantially in the same manner as before such acquisition, or (y) if, after such acquisition, or as a result thereof, Tenant's net worth will decline by twenty-five percent (25%) or more, unless in such case of reduced net worth, the parent of the party acquiring Tenant agrees to guaranty Tenant's obligations under this Lease. The liability of any Guarantor of this Lease shall not be affected as a result of any assignment permitted under this subparagraph (i).

         No Transfer will be permitted under this subparagraph (i) if such Transfer would result in:

         () a Transfer of this Lease or the ownership interests in any Transferee to an entity not affiliated with Tenant through common ownership and control (except for a purchase of Tenant's assets, in accordance with the provisions set forth above), or

         () a Transfer of this Lease to an entity outside the ownership family to which Tenant belongs (except for a purchase of Tenant's assets, in accordance with the provisions set forth above) as a means of defeating the other provisions of this Article 20 which require Landlord's consent to a Transfer.

Liquidated Damages:

Tenant acknowledges that it is important to Landlord to know of the occurrence of an assignment and the identity an assignee, and that damage to Landlord will be difficult to ascertain if Tenant fails to notify Landlord of an assignment permitted under this paragraph 20 (i). Therefore, if Tenant fails to notify Landlord of any such assignment, Tenant shall be in default under this Lease; provided, however, that

(1) if Tenant's failure to notify is due to negligence or inadvertence, Tenant shall pay to Landlord liquidated damages equal to the lesser of (A) One Hundred Dollars ($100.00) per day for each day after the occurrence of any such assignment until Landlord receives notice of the assignment or (B) Five Thousand Dollars ($5,000.00), or (2) Tenant's failure to notify is intentional (which Tenant may contest if Tenant disputes Landlord's claim that such failure was intentional), then Landlord shall be entitled to pursue any remedy available under this Lease or at law (in equity and/or collect liquidated damages equal to the amount of One Hundred Dollars ($100.00) per day for each day after the occurrence of any such assignment until Landlord receives notice of the assignment.

 .  Signs.

         . No sign, advertisement or notice shall be inscribed, painted, affixed or displayed on the windows or exterior walls of the Premises or on any public area of the Building, except the directories and the office doors, and then only in such places, numbers, sizes, colors and style as are approved by Landlord and which conform to all applicable laws and/or ordinances.

Landlord agrees to install at Tenant's cost signage on the Greensboro Drive side of the building above the twelfth (12th) floor parapet on the Greensboro Drive side of the building. This signage shall be illuminated (if permitted by law) and shall not exceed 100 square feet and design and location of installation shall be subject to Landlord's approval.

 . Rules and Regulations. Tenant shall at all times comply with the rules and regulations set forth on Exhibit C attached hereto, and with any additions thereto and modifications thereof adopted from time to time by Landlord, and each such rule or regulation shall be deerned to be a covenant of this Lease to be performed and observed by Tenant.

 .  Intentionally Deleted.

 . Parking. Tenant may lease from Landlord, during the term of this Lease, no more than 87 parking spaces in the parking garage adjacent to the Building without Landlord's consent. All parking spaces are leased on a non-exclusive basis, provided, however, Landlord reserves the right to designate or assign specific parking spaces for Tenant's use or for the use of other Building tenants in a non-discriminatory manner, and the further right to redesignate or relocate, from time-to-time, any such designated or assigned spaces. During the first Lease Year the monthly rental for each parking space leased to Tenant is Forty Dollars ($40.00). The aforesaid parking space rental shall escalate annually by the same percentage, in the same manner and at the same time as the Initial Base Rent escalates pursuant to paragraph 4 above. Monthly rental for parking spaces shall be payable, in advance, at the same time that the Initial Base Rent is payable. Tenant will not assign or sublease its parking rights hereunder, and any attempted assignment or sublease shall be deemed a prohibited assignment or sublease pursuant to the terms of paragraph 20 above. Landlord reserves the right to transfer the management and operation of the parking garage to a third party. Tenant agrees to comply with, and abide by, any and all reasonable traffic and/or parking rules and regulations imposed by Landlord from
time-to-time   that  do  not  materially   adversely  affect  Tenant's  original
privileges.

 . Landlord Access. Landlord may enter the Premises during business hours with reasonable advance notice and at Tenant's option, Landlord may be accompanied by a designated representative of Tenant except in cases of emergency to exhibit the same to prospective purchasers, mortgagees or tenants, to inspect the premises to see that Tenant is complying with all its obligations hereunder, to make repairs required of Landlord under the terms hereof or to make repairs to Landlord's adjoining property.

 .  Subordination.

This Lease is subject and subordinate to all ground or underlying leases and to all mortgages or deeds of trust, which may now or hereafter affect or encumber the Building or the real property of which the Premises form a part and to all renewals, modifications, consolidations, replacements or extensions thereof. This paragraph shall be selfoperative and no further instrument of subordination shall be required. In confirmation of any such subordination, Tenant shall execute within ten (10) calendar days after receipt, any certificate or agreement that Landlord may reasonably so request. Tenant covenants and agrees to attorn to Landlord or to any successors to Landlord's interest in the Premises, whether by sale, foreclosure or otherwise.

Notwithstanding the foregoing, in the event any such ground lessor or mortgagee shall elect to make the lien of this Lease prior to the lien of its ground lease, mortgage or doed of trust, then, upon such party giving Tenant written notice to such effect, this Lease shall be deemed to be prior in lien to the lien of such ground lease, mortgage or deed of trust, whether dated prior or subsequent thereto.

 . Mortgagee Protection. Tenant agrees to give any Mortgagees and/or Trust Deed Holders, by registered mail, a copy of any Notice of Default served upon Landlord, provided that prior to such notice Tenant has been notified, in writing (by way of Notice of Assignment of' Rents and Leases, or otherwise) of the address of such Mortgagees and/or Trust Deed Holders. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagees and/or Trust Deed Holders shall have an additional ten (10) business days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such ten (10) business days, any such Mortgagee and/or Trust Deed Flolder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued. Tenant agrees that in the event of the sale of the property, by foreclosure or deed in lieu thereof, the purchaser at such sale shall only be responsible for the return of any security deposits paid by Tenant to Landlord in connection with this Lease to the extent that such purchaser actually receives such security deposit and acknowledges receipt thereof in writing.

 . Contribution. Landlord shall contribute an amount equal to the lesser of (1) $290,480.00 or (ii) the actual cost of alterations of the Premises by Tenant. Such alterations shall be in accordance with Article 9 of this Lease. Landlord shall reimburse Tenant for the cost of such alterations upon receipt of paid invoices and lien waivers from Tenant.

 . Hold-Over. If Tenant shall not immediately surrender the Premises the day after the end of the term hereby created, then Tenant shall, by virtue of (his agreement, become, at Landlord's option, either (a) a tenant at sufferance, or
(b) a tenant from month-to-month. In either of such events, rent shall be payable at a monthly or daily rate, as the case may be, of 150% the Minimum Rent and Additional Rental payable by Tenant immediately prior to the expiration or termination of the term, with said tenancy to commence on the first day after the end of the term above demised; and said tenancy shall be subject to all of the conditions and covenants of this Lease insofar as such covenants and conditions are applicable thereto. Nothing contained in this Lease shall be construed as a consent by Landlord to the occupancy or possession of the Premises after the expiration of the term of this Lease. If Landlord fails to make an election under clause (a) or (b) within ten (10) days after the expiration or termination of the term, the hold-over tenancy shall be deemed to be a tenancy from month-to-month. If Tenant holds over a month-to-month tenant, each party hereto shall give to the other at least thirty (30) days' written notice to quit the Premises (any right to a Ionger notice period being hereby expressly waived), except in the event of non-payment of rent in advance or of the other Additional Rents provided for herein when due, or of the breach of any other covenant by the said Tenant, in which event Tenant shall not be entitled to any notice to quit, the usual thirty (30) days' notice to quit being expressly waived; provided, however, that in the event Tenant shall hold over after expiration of the term hereby created, and if Landlord shall desire to regain possession of said Premises promptly at the expiration of the term aforesaid, then at any time prior to the date Landlord makes (or is deemed to have made) its election under clause (b) of this Article 29, Landlord at its option, may re-enter and take possession of the Premises forthwith, without process, or by any legal action or process in force in the state in which the Premises is located; provided, however, that if Landlord have accepted rent for any period beyond the expiration of the term and Tenant is not then in default under any of the provisions of this Lease, Landlord shall promptly refund to Tenant an amount equal to any excess rental received by Landlord with respect to any period alter Landlord exercises its right to re-enter the premises under this Article 29.

 . Estoppel Certificates. Tenant agrees, at any time and from time to time, upon not less than five (5) calendar days' prior written notice from Landlord, to execute, acknowledge and deliver to Landlord or to such person(s) as may be designated by Landlord, a statement in writing (i) certifying that Tenant is in possession of the Premises, has unconditionally accepted the same and is currently paying the rents reserved hereunder, (ii) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in fall force and effect as modified and stating the modifications), (iii) stating the dates to which the rent and other charge hereunder have heen paid by Tenant, and (iv) stating whether or not, to the best of Tenant's knowledge, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and, if so, specifying each such default in detail. If Tenant fails to execute and return any such agreement to Landlord within such ten (10) day period, then, in addition to any other remedies available with respect to such default of Tenant, Landlord may elect to treat the information in the estoppel certificate prepared by Landlord as true and correct and such information shall be binding on Tenant as if Tenant had signed such certificate. Any such statement, delivered (or deemed delivered) pursuant hereto may be relied upon by any owner, prospective purchaser, mortgagee or prospective mortgagee of the Building or of Landlord's interest therein.

 . Quiet Enjoyment. Landlord warrants that it has the right to make this Lease for the terrn aforesaid and that it will put Tenant into complete and exclusive possession of the Premises. Landlord covenants that if Tenant pays the rent and all other charges provided for herein, performs all of its obligations provided for hereunder and observes all of the other provisions hereof, Tenant shall at all times during the term hereof peaceably and quietly have, hold and enjoy the Premises, without any interruption or disturbance frorn Landlord, or anyone claiming through or under Landlord, subject to the terms hereof.

 . Delay. In the event Landlord for any reason is unable to deliver possession of the Premises to Tenant within thirty (30) days after the date of this Lease, Tenant may, at its Option, upon written notice, terminate this Lease and, except for the return of any security deposit or prepaid rent, the parties hereto shall have no further obligation or liability to each othor. In the event that Landlord does not so terminate this Lease, at such time as Landlord tenders possession of the Premises to Tenant in writing, Tenant shall commence payment of rent pursuant to paragraph 3 hereof, and the expiration date of the term of this Lease shall be extended for a period equal to the period of such delay. In the event of any such delay, Landlord and Tenant shall execute a Commencement and Estoppel Agreement as provided in Article 2, specifying the date on which possession of the Premises was tendered by Landlord.

 .  Intentionally Deleted.

 . Financial Statements. Tenant, upon Lease execution, and thereafter upon written request by Landlord, will provide Landlord with a copy of its current financial statements, consisting of a balance sheet, an earnings statement, statement of changes in financial position, statement of changes in Tenant's equity, and related footnotes, prepared in accordance with gencrally accepted accounting principles. Such financial statements must be either certified by a CPA or sworn to as to their accuracy by Tenant's most senior official and its chief financial officer. The financial statements provided must be as of a date not more than 12 months prior to the date of request. Landlord shall rertain such statements in confidence, but may provide copies to lenders and potential lenders. If Tenant is publiclytraded, Landlord will acceptTenant's 10-K and IO-Q reports to the S.E.C.
in lieu of the above.

 . Modifications Due to Financing. If, in connection with obtaining temporary or permanent financing for the Building or the land upon which the Building is located, any such lender shall request reasonable modifications of this Lease as a condition to stich financing, Tenant agrees that Tenant will not unreasonably withhold, delay or defer the execution of an agreement (of modification of this Lease, provided such modifications do not increase the financial obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's reasonable use and enjoyment of the Premises.

 . Attorneys' Fees. The non-prevailing party shall reimburse the prevailing party upon demand for any costs or expenses, including reasonable attorney fees, incurred in connection with the enforcement of obligations hereunder. Any and all costs or expenses incurred by Landlord pursuant to the provisions hereof shall be considered as Additional Rent hereunder. Tenant acknowledges that it has engaged counsel in connection with the negotiation of this Lease, or that Tenant has freely decided to enter into this Lease without engaging the services of counsel.

 . Notices. All notices reqidred or desired to be given hereunder by either party to the other shall be sent, postage prepaid, by certified or registered mail or by national overnight delivery service (with receipt therefor). All rents and other monetary obligations arising hereunder, and all notices to the respective parties shall be addressed and sent as follows:

         If to Landlord:                          Rent Checks Payable to:

         B. F. Saul Real Estate Investment Trust  Travelers Insurance Co.
         c/o Franklin Property Company            RE: 501998
         8401 Connecticut Avenue                  P.O. Box 64205
         Chevy Chase, Maryland 20815              Baltimore, Maryland 21264-4205
         Attn: Philip D. Caraci,
         Senior Vice President and Secretary

         If Tenant:

         Real Estate Department (w/copy to General Counsel) e.spire Communications, Inc.
         133 National Business Parkway, Suite 200
         Annapolis Junction, MD 20701

 . Remedies Cumulative; No Waiver. All rights and remedies given herein and/or by law or in equity to either party are separate, distinct and cumulative, and no one of them, whether exercised or not, shall be deemed to be in exclusion of any of the others. No failure to exercise any power given hereunder, or to insist upon strict compliance with obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of the right to demand exact compliance with the terms hereof. Unless and to the extent otherwise expressly provided to the contrary in this Lease, time shall be of the essence with respect to all of the obligations of the parties under this Lease.

 . Modification. This writing is intended by the parties as the final expression of their agreement and as a complete and exclusive statement of the terms thereof, all negotiations, discussions and representations between the parties having been incorporated herein. No course of prior dealings between the parties or their affiliates shall be relevant or admissible to supplement, explain or vary any of the terms of this Lease. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties or their affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this Lease. No representations, understandings or agreements have been made or relied upon in the making of this Lease other than those specifically set forth heroin. This lease can only be modified by a writing signed by all of the parties hereto or their duly authorized agents.

 . Waiver of Jury Trial. Landlord and Tenant each hereby waive all right to trial by jury in any claim, action, proceeding or counterclaim by either party against the other on my matters arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant and/or Tenant's use of occupancy of the Premises.

 . Headings. The captions and headings contained herein are for convenience and reference only.

 . Applicable Law. This Lease shall be construed under the laws of the Commonwealth of Virginia.

 . Rent Tax. Tenant shall pay any rental, sales, use, business and/or similar taxes levied or imposed by the Commonwealth of Virginia, the County of Fairfax, or other governmental authority, whether imposed or Tenant or Landlord, such payments to be in addition to all other payments required under the terms of this Lease.

 . Gender; Assigns and Successors. Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural may be substituted for the singular number, in any place or places herein in which the context may require such substitution or substitutions. The term "Landlord" as used in this Lease, means only the owner for the time being, of the Landlord's interest in this Lease. This Lease shall be binding upon and inure to the benefit or the parties hereto and their respective successors and permitted assigns, except that only the original Landlord named herein shall be liable for obligations accruing before the beginning of the term hereof, and thereafter the original Landlord named herein and each successive owner of the Premises shall be liable only for obligations accruing during the period of its ownership. Whenever Landlord conveys its interest in the Building, Landlord shall be automatically released from the further performance of covenants on the part of Landlord herein contained, and from any and all further liability, obligations, costs and expenses, demands, causes of action, claims or judgments arising from or growing out of, or connected with this Lease after the effective date of said release. The effective date of said release shall be the date the assignee of Landlord executes an assumption of such an assignment whereby the assignee expressly agrees to assume all of Landlord's obligations, duties, responsibilities and liabilities with respect to this lease.

 . Severability. If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Lease or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant and condition of this Lease shall be valid and enforced to the fullest extent permitted by law.

 . Interpretation. Whenever in this Lease any printed portion, or any part thereof, has been stricken out, whether or not any replacement provision has been added, this Lease shall be read and construed as if the material so stricken out were never included herein, and no implication shall be drawn from the text of the material so stricken out which would be inconsistent in any way with the construction or interpretation which would be appropriate if such material had never been contained herein. The Exhibits referred to in this Lease and attached hereto are a substantive part of this Lease and are incorporated herein by reference. In any legal proceeding respecting this Lease, this Lease will be construed with equal weight for the rights of both parties, the terms
hereof  having  been  determined  by  free  and  fair   negotiation,   with  due
consideration for the rights and requirements of both parties. Both parties agree that they have had equal input into the wording and phraseology of the provisions of this Lease, and that, therefore, no provision will be construed as drafted by one party or the other, without respect to whose draft of this Lease the wording or phraseology arises. If any of the typewritten portions of this Lease conflict with any of the printed provisions of this Lease, the provisions set forth in the typewritten portions shall control; provided, however, that to the extent the printed portions of this Lease may be read in a manner which will not conflict with the provisions of the typewritten portions, then such interpretation shall be deemed to be the correct interpretation of the provisions of this Lease.

 . Landlord's Liability. Any agreement, obligation or liability made, entered into or incurred by or on behalf of B. F. Saul Real Estate Investment Trust binds only its trust property and no shareholder, trustee, officer, agent or employee of the Trust assumes or shall be held to any liability therefor. Tenant agrees that Landlord shall have no personal liability with respect to any of the provisions of this Lease and Tenant shall look solely to the estate and property of Landlord in the land and buildings comprising the Building including, without limitation, the collection of any judgment or the enforcement of any other judicial process requiring the payment or expenditure of money by Landlord, subject, however, to he prior rights of any holder of any mortgage or deed of trust covering all or part of the Building, and no other assets of Landlord shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claim and, in the event Tenant obtains a judgement against Landlord, the judgment docket shall be so noted. This Section shall inure to the benefit of Landlord's successors and assigns and their respective principals.

 . Survival of Obligations. Tenant's liabilities existing as of the expiration or earlier termination of the Lease Term shall survive such expiration or earlier termination.

 . Entity Tenants. If Tenan is a corporation; partnership or limited liability company, the persons executing this Lease on behalf of Tenant hereby covenant and warrant that: Tenant is duly constituted as such entity and is qualified to do business in the state where the Premises are located; all Tenant's franchise and corporate taxes have been paid to date; all future forms, reports, fees and other documents necessary for Tenant to comply with applicable laws will be filed by Tenant when due; and such persons are duly authorized by the board of directors, partnership agreement or other applicable authority of such entity to execute and deliver this Lease and certificate of good standing, dated within sixty (60) days prior to the Lease Date, issued by the jurisdiction in which
Tenant  is  organized,   and  one  or  more  of  the  following  confirming  the
authorization and due execution of this Lease by Tenant: (1) a certificate of Tenant's Secretary if Tenant is a corporation; or (ii) a consent of the general partners if Tenant is a partnership or (iii) a certified copy of the Articles of Organization, operating agreement or other evidence satisfactory to Landlord evidencing the authority of the members of a limited liability company executing this Lease on behalf' thereof. Notwithstanding the foregoing, Landlord agrees to accept the written opinion of Tenant's in-house counsel with respect to the matters addressed in this Article.

 . The Building is a "No Smoking" building. No smoking is permitted in any tenant premises or any public or common area within the Building. Landlord reserves the right to designate areas adjacent to the Building where smoking is permitted or prohibited. Persons smoking in areas adjacent to the Building shall deposit all ashes and other trash in appropriate ashtrays or trash receptacles, and shall not leave any litter in such areas.

 . No Option, The submission of this Lease for examination does not constitute a reservation of or option for the Premises, and this Lease becomes effective only upon execution and delivery thereof by Landlord. Neither party shall have any legal obligation to the other in the event that the lease contemplated herein is not consummated for any reason. Discussions between the parties respecting the proposed lease described herein, shall not serve as a basis for a claim against either party or any officer, director or agent or either party.

 . Special  Stipulations.  The terms,  covenants and  conditions set forth in any
Articles  of  this  Lease  numbered   higher  than  this  Article  52  ("Special
Stipulations") are intended to supplement and, in certain events, modify or vary, the other provisions set forth in the foregoing provisions of this Lease. If any of the Special Stipulations conflict with any of the foregoing provisions of this Lease, the provisions set forth in the Special Stipulations shall control; provided, however, that to the extent the preceding portions of this Lease may be read in a manner which will not conflict with the provision of the Special Stipulations, then such interpretation shall be deemed to be the correct interpretation of the provisions of this Lease and the Special Stipulations.

 .  Option Term.

         () Tenant shall have the option to renew the term of this Lease for one
(1) additional period(s) of five (5) years (the "Option Term") following the expiration of the initial lease term provided that this lease is in full force and effect, the Tenant shall be in possession and occupying the Premises (subject to paragraph 20.h), and Tenant shall not be in default beyond the expiration or any applicable notice and cure period in the performance or observance of any of the terms, conditions, provisions and/or covenants of the Lease. All such rights of a renewal shall be exercised by delivery to Landlord of written notice of Tenant's intention to renew the term at least nine (9) months but not more than twelve (12) months prior to the expiration of the then applicable term of the lease. The Option Term shall be of the same terms, covenants and conditions its the original lease except Base Rent for the Option Term shall be the then Prevailing Market Rent of comparable space within the McLean, Virginia, market area.

         () Within fifteen (15) business days after receipt (if Tenant's notice exercising its option to extend the term of this Lease, Landlord shall notify Tenant of Landlord's estimate of Prevailing Market Rent. If Tenant disagrees with Landlord's estimate of Prevailing Market Rent, Tenant may rescind such renewal notice thereby terminating its right of renewal provided by this lease, or Tenant shall notify Landlord that it has elected to submit the determination of Prevailing Market Rent to Arbitration, in which event the provisions of subparagraph (b)(ii)(a) of this Article 55 shall govern the selection of arbitrators and the establishment of the Prevailing Market Rent payable for the year of the then applicable Option Term; provided, however, that if Tenant does not elect to either rescind its renewal notice or to submit the determination of Prevailing Market Rent to Arbitration during such fifteen (15) day period, then the Landlord's estimate of Prevailing Market Rent shall be deemed to be agreed to by Tenant, and shall be the Base Rent payable by Tenant to Landlord during the first year of the then applicable Option Term.

         ()(i) Definition: As used herein, the term 'Prevailing Market Rent' means the most probable rent (as determined pursuant to the appraisal procedure hereinafter set forth) at which the Premises would be leased in a comparable and open market, under all conditions requisite to a fair lease, the Landlord and Tenant each acting prudently, knowledgeable, and assuming the rent is not affected by undue stimulus. Implicit in this definition is the consummation of the lease of such space beginning on the commencement date of the lease of the Premises under conditions whereby:

         A. Landlord and Tenant are typically motivated (i.e., neither party is compelled to enter into a lease and both parties are willing to enter into a lease).
         B. Both parties are well informed or well advised, and each acting in what it considers its own best interest.

         C. A reasonable time is allowed for exposure in the open market.

         D. The Prevailing Market Rent shall be computed as an amount equal to the then prevailing market rental rate of the Premises, as if vacant with Building standard improvements, and taking into account the annual adjustments of Base Rent, Tenant's obligation to pay Tenant's Pro-Rata Share of Annual Operating Costs and all existing market factors.

         E. All of the terms, covenants and conditions of the Lease (except terms respecting the amount of Base Rent) remain in effect throughout the term.

         (ii) In the event of a dispute as to determination of Prevailing Market Rent referred to in this paragraph, such dispute shall be resolved in accordance with the following:

         (a) If Landlord and Tenant fail to agree upon the Prevailing Market Rent as referred to in this paragraph, within the time periods provided for herein, then Landlord and Tenant each shall give notice to the other setting both the name and address of a licensed real estate broker or appraiser (hereinafter `appraiser') who shall be a M.A.I. Real Estate professional with substantial experience in commercial real estate appraisal designated by it to make the determinations hereafter required. Each appraiser shall be instructed to calculate the Prevailing Market Rent as provided in each of the foregoing sections which is the subject of the dispute and is in accordance with the criteria referenced therein. If either party shall fail to give notice of such designations within ten (10) days after failing to agree between themselves, then the appraisal made by the appraiser so designated shall be the Appraisal Prevailing Market Rent. If two appraisers have been designated, such two appraisers shall consult with each other and, within thirty (30) days thereafter, issue their determinations of Appraisal Prevailing Market Rent in writing, and give notice thereof to each other and to Landlord and Tenant. If such two appraisers shall concur as to the determination of the Prevailing Market Rent and submit their decision in writing to Landlord and Tenant, such concurrence shall be final and binding upon Landlord and Tenant. If the two determinations of Prevailing Market Rent shall be within five percent (5%) (measured from the higher appraisal) of each other, the Prevailing Market Rent shall be deemed to be the average of the two appraisers' determinations. If' such two appraisers' determinations shall not so concur or coincide, then such two appraisers shall immediately (1) designate it third appraiser, (ii) prepare detailed written appraisals, and (iii) submit copies of such appraisal to Landlord, Tenant and such third arbitrator. If the two appraisers shall fail to agree upon the designation of such third appraiser within eight (8) days of the date on which the last determination was rendered, then either party may apply to the American Arbitration Association or any successor thereto having jurisdiction, for the designation of such appraiser. All arbitrators shall be licensed real estate appraisers or brokers who shall have had at least ten (10) years continuous experience in the business of appraising or managing real estate or acting as real estate agents or brokers in the McLean, Virginia area. The third appraiser shall conduct such hearings and investigations as he may deem appropriate and shall, within twenty (20) (lays after the date of designation of the third appraiser, choose the determination of the two appraisers originally selected by the parties which is the nearest to the determination such third appraiser would have made acting alone anti applying the standards set forth therefor in this Lease, and that choice by the third appraiser shall be binding upon Landlord and Tenant. Each party shall pay its own counsel fees and expenses, if any, in connection with any arbitration under this Article, including the expenses and fees of any appraiser selected by it in accordance with the provisions of this paragraph, and the parties shall share equally all other expenses and fees of any such arbitration, including the expenses of the third appraiser. The determination rendered in accordance with the provisions of this paragraph shall be final and binding in fixing the Prevailing Market Rent.

         However, in no event shall the Base Rent for the first Lease Year of the Option Term be less than the then Base Rent for the last Lease Year of the initial Lease Term as escalated by three percent (3%).

 . Satellite Dish. Tenant may install one (1) satellite dish antenna of three (3) feet or less in diameter and related wiring and facilities (the "Satellite Dish") on the roof of the Property in an area approved by Landlord, upon the following terms and conditions:

         () The Satellite Dish shall be installed at the sole cost and expense of Tenant. The exact location of the Satellite Dish and all construction and improvements related thereto are subject to Landlord's approval.

         () Tenant agrees to paint the Satellite Dish a color approved by Landlord and to screen the Satellite Dish so that it is not visible from the common areas of the Building or adjoining public streets.

         () Tenant shall repair promptly, at its own expense, any damage to the Property, the Building or the roof caused by the use, maintenance, installation, or removal of the Satellite Dish or by the negligence of Tenant or Tenant's employees, agents, contractors or subcontractors. The Satellite Dish shall be removed from the roof of the Property, and the roof and adjacent areas shall be surrendered to Landlord at the expiration or sooner termination of the term hereof, in as at least as good condition as existed on the Lease Date, excepting only depreciation caused by ordinary wear and tear. The Satellite Dish shall be used solely in connection with Tenant's business operation in the Premises, and shall not be used by any other party.

         () Landlord reserves the right to relocate the Satellite Dish, at Landlord's expense, at any time during the term of this Lease, to another location will not unreasonably interfere with satisfactory operation of the Satellite Dish.

         () Landlord assumes no liability or responsibility for interference with the Satellite Dish caused by the construction of additional buildings on the Property. Tenant agrees to assume all costs for relocation of the Satellite Dish required if such relocation is as a result of the construction of additional buildings on the Property.

         () The Satellite Dish and areas of the roof used by Tenant in connection therewith shall be deemed to be a part of the Premises for purposes of Articles 8, 9, 10, 13, 18, and 19 of this Lease and Tenant shall include the Satellite Dish within the coverage of all insurance policies required to be maintained by Tenant under this Lease.

         () Tenant shall pay to Landlord, as Additional Rent, and subject to the Rent Adjustment set forth in Article 55 of this Lease, an amount equal to Three Thousand and 00/100 Dollars ($3,000.00) per annum, payable in equal monthly installments of Two Hundred Fifty and 00/100 Dollars ($250.00) each.

 . Year 2000. Landlord believes that the computer hardware and software for the portions of the Building and its systems which are operated or maintained by Landlord will operate after January 1, 2000. The foregoing information is based upon a republication, as defined in the Year 2000 Information and Readiness Disclosure Act, Public Law 105-271 (the "Year 2000 Act"), of information received from other parties, such as manufacturers, suppliers or service vendors, which may or may not be intended to be Year 2000 Statements (as defined in the Year 2000 Act) by such parties. Landlord expressly disclaims any liability for the failure of services provided by any utility company or other private, quasi-governmental or governmental entities in providing any services to the Building.

 .  Telecommunications  Access. If any tenant of the Building requests in writing
that   Landlord   permit   e.spire   Communications,   Inc.  or  its   permitted
successors/assigns, to provide such tenant telecommunications access services through optic fiber wiring (hereinafter referenced to as "Fiber Access") then, Landlord shall not unreasonably withhold condition or delay its approval for Tenant to install, operate, maintain, repair and replace fiber optic cable and associated equipment (the "Facilities") within the Building (also referred to as the "Licensed Premises") to provide its public utility telecommunications services on a non-exclusive basis to or for the benefit of tenants of the Building. In connection herewith:

         (i) Landlord shall provide Tenant reasonable access to vertical and horizontal shafts to enable Tenant to provide its telecommunications services to tenants of the Building.

         (ii) Following notice to and approval of all plans and specifications by Landlord, Tenant shall have right of access to the Building and the right to construct, where necessary and at its expense, building entrance and conduct facilities associated with providing its telecommunications services in the Building.

         (iii) Nothing contained herein shall be construed as granting to tenant any property or ownership rights in the Building or to create a partnership or joint venture between Landlord or Tenant.

         (iv) Tenant shall defend, indemnify and save Landlord harmless from and against all claims, liabilities, suits, fines, penalties, damages, losses, fees, costs and expenses, including attorney fees, which may be imposed upon, incurred by, or served against Landlord by reason of:

                  () any work or thing done by or on behalf of the Tenant, or any of its agents, contractors, subcontractors, servants, employees or invitees, in or about the Landlord's Building or any parts thereof;

                  () any use, occupation, condition, or operation by the Tenant, or any of its agents, contractors, subcontractors, servants, employees, Tenants, or invitees, in or about the Premises or the Building or any part thereof, or any passageway or space adjacent thereto, or elsewhere in the Premises or the Building;

                  () any act or omission on the part of the Tenant, or any of its agents, contractors, subcontractors, servants, employees, Tenants, or invitees;

                  () any occurrence, accident, injury (including death), or damage, directly or indirectly caused by the Tenant or any of its agents, contractors, subcontractors, servants, employees, Tenants, or invitees to any person or property carried in, or about the Licensed Premises or any part thereof, or in or about the Premises or the Building;

                  () any lien arising as a result of any of Tenant's actions or omissions with respect to its activities on or with respect to the Licensed Premises or the Facilities; and
                  () failure of Tenant to vacate the Licensed Premises or to remove the Facilities as required under this Lease.

The Facilities shall be deemed to be a part of the Premises for all purposes of the Lease including, without limitation, Articles 7, 8, 9, 13, 18 and 19.

         All local, state or federal permits necessary for the use of the Facilities shall be obtained by the Tenant at Tenant's sole cost and expense and prior to the use herein contemplated. Tenant shall have its public liability and other insurance policies endorsed to include the Facilities as a part of the Premises.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease under seal on the day and year first above written.

WITNESS/ATTEST:                            TENANT: e.spire Communications, Inc.



___________________________                 BY:_________________________________
                                                     PRINTED NAME:______________
                                                     TITLE:_____________________
                                                     TAX IDENTIFICATION
                                                     OR SOCIAL SECURITY NUMBER__

ATTEST:                                     LANDLORD:

                                            B. F. SAUL ESTATE INVESTMENT TRUST

___________________________                 BY:_________________________________
Kim Brandon, Assistant Secretary

                                    EXHIBIT B

                                 WORK AGREEMENT


                              INTENTIONALLY DELETED

                                    EXHIBIT C

                              RULES AND REGULATIONS

         . No advertisement, or other notice, shall be inscribed, painted or affixed on any part of the outside or inside of the Building, except upon the doors, and of such order, size and style, and at such places as shall be designated by Landlord in writing. Initial Building Standard Suite entry door signs and directory listings will be supplied for tenants by Landlord at Tenant's cost.

         . The sidewalks, entry passages, corridors, halls, elevators and stairways shall not be obstructed by tenants, or used by them for any purpose other than for ingress and egress. The floors, and skylights and windows that reflect or admit light into any place in said Building, shall not be covered or obstructed by tenant. The water closets and other water apparatus, shall not be used for any other purpose than those for which they were constructed and no sweepings, rubbish, or other obstructing substances shall be thrown therein. Any damage resulting to them, or to associated systems, from misuse, shall be repaired by tenants who, or whose employees, clerks, agents, invitees, or servants shall cause it.

         . No tenant shall do or permit to be done in said Premises, or bring or keep anything therein, which shall in any way obstruct or interfere with the rights of other tenants or in any way injure or annoy them. Tenants, their clerks and servants, shall maintain order in the Building, shall not make or permit any improper noise in the Building or interfere in any way with other tenants or those having business with them. Nothing shall be thrown by tenants, their clerks or servants, out of the windows or doors, or down the passages or skylights of the Building. No rooms shall be occupied or used as sleeping or lodging apartments at any time. No part of the Building shall be used or in any way appropriated for gambling, immoral or other unlawful practices. No intoxicating liquor or liquors shall be sold in said Building without Landlord's prior written consent. At no time shall any firearms or other weapons of any kind be kept at the Premises.

         . Tenant shall not employ any person other than the janitors of Landlord (who will be provided with passkeys into the offices) for the purpose of cleaning or taking charge of said Premises. It is understood and agreed that the Landlord shall not be responsible to any tenant for any loss of property from rented premises, however occurring, or from any damage done to the furniture or other effects of any tenant by the janitor or any of its employees.

         . No animals, birds, bicycles or other vehicles shall be allowed in the office, halls, corridors, or elsewhere in the Building.

         . All tenants and occupants shall observe strict care not to leave their windows or doors open when it rains or snows, or while air conditioning or heating systems are in operation, and, for any fault or carelessness in any of these respects, shall make good any injury sustained by other tenants, and to Landlord for damage to paint, plastering or other parts of the Building, resulting from such default or carelessness. No painting shall be done, nor shall any alterations be made, to any part of the Building by putting up or changing any partitions, doors or windows, nor shall there be any nailing, except for decorating, boring or screwing into the woodwork or plastering, nor shall any connection be made to the electric wires or electric fixtures, without the prior consent in writing on each occasion of Landlord or its Agent. All glass, locks, and trimmings in or upon the doors and windows of the Building shall be kept whole and, when any part hereof shall be broken, the same shall be immediately replaced or repaired and put in order under the direction and to the satisfaction of Landlord, or its Agent, and shall be left whole and in good repair. Tenant shall not injure, overload or deface the Building, the woodwork or the walls of the premises, nor carry on upon the Premises any noisome, noxious, noisy, or offensive business.

         . Seventy-five (75) keys will be provided upon initial occupancy. The charge for additional keys shall be Five Dollars ($5.00) each. No additional locks or latches shall be put upon any door without prior written consent of Landlord. Tenants, at termination of their lease of the premises, shall return to Landlord all keys to doors in the Building.

         . Landlord in all cases retains the power to prescribe the weight and position of iron safes or other heavy articles. Tenants must make arrangements with the manager of the Building when the elevator is required for the purpose of the carrying of any kind of freight.

         . The tenant shall not (without the Landlord's prior written consent) install or operate any electric beating device, steam engine, boiler, machinery or stove upon the Premises, or carry on any mechanical business therein, or do any cooking therein, except microwave, or use or allow to be used upon the Premises, oil, burning fluids,, camphene, gasoline or kerosene for heating, warming or lighting. No article deemed extra hazardous on account of fire and no explosives shall be brought into said Premises. No offensive gases or liquids will be permitted.

         . If tenants desire blinds or windows covering of any kind over the windows, they must be of such shape, color and material as may be prescribed by Landlord, and shall be erected with Landlord's prior consent and at the expense of said tenants. No awnings shall be placed on said Building.

         . Landlord reserves all vending rights. Request for such service will be made to Landlord. Tenant has rights to its own vending machines for its break room.

         . Twenty-five (75) security cards will be required by Tenant and famished initially by Landlord at no charge to enter the building during non business hours. There will be a charge of $10.00 for each security card replaced. These cards remain the property of and must be returned to the Landlord upon expiration of the Lease, or upon Landlord's request. If any card is not returned, or is lost or damaged by Tenant, then there will be an additional charge of $10.00 per card at Landlord's discretion.

         . Except for the storage of trash or rubbish in dumpsters or containers provided by Landlord, Tenant shall not permit storage of any kind outside of the Premises.

         . Canvassing, soliciting and peddling in the Building is prohibited and each tenant shall cooperate to prevent the same. Tenant shall be allowed to offer its services to other tenants in the building provided such offering is handled in a professional manner.

         . The elevators in the Building are not to be used by the tenants or their agents, for moving furniture into the Premises, incident to the initial occupancy, or moving furniture or freight out, incident to vacating without the prior written consent of Landlord and, except during the hours from 6:00 p.m. to 8:00 a.m., or on Saturdays after the hour of 1:00 p.m. unless approved in advance in writing by the manager of the Building.

         . The Landlord reserves the right to make such other rules and regulations as in its judgment may, from time to time, be needed for the salary, care and cleanliness of the Premises, and for the preservation of good order therein.

         . Violation of these rules, or any amendments hereof or additions hereto, shall be sufficient cause for a default of this Lease at the option of Landlord.

              . The smoking and/or holding and/or carrying of any lit tobacco or tobacco-like product shall be prohibited in, on or around all public areas in, around or about the building except in designated smoking areas.

                                    EXHIBIT D
                              INTENTIONALLY DELETED

                                    EXHIBIT E
               LIST OF TENANT'S SHAREHOLDERS, PARTNERS, OR MEMBERS
           OF A LIMITED LIABILITY COMPANY AND PERCENTAGE OF OWNERSHIP

                                    EXHIBIT F

                            COMMENCEMENT AND ESTOPPEL

         THIS COMMENCEMENT AND ESTOPPEL AGREEMENT is made and entered into this __ day of _____, 19__, by and between ___________ ("Tenant") and B. F. SAUL REAL ESTATE INVESTMENT TRUST ("Landlord").

         WHEREAS,  Landlord and Tenant have heretofore entered into that certain
Lease   Agreement   dated   ________   (the   "Lease"),    for   certain   space
at___________________________.

         WHEREAS, paragraph 3 of the Lease provides for the execution of a commencement agreement specifying the commencement date of the term of the Lease;

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each party hereby warrants and represents to the other as follows:

         1.       That Tenant is in full and complete possession of the Dernised
                  Premises,   such  possession  having  been  delivered  by  the
                  Landlord and having been accepted by the undersigned.

         2. That the Landlord's improvements, if any, and the space required to be furnished by the terms of the Lease have been completed in all respects and are open for the use of the Tenant, its customers, employees and invitees.

         3. That all duties of an inducement nature required of the Landlord in said Lease have been fulfilled.

         4. That said Lease is in full force and effect; that there is no existing default on the part of the Landlord in the terms thereof, and that said Lease has not been amended, modified, supplemented or superseded.

         5. That no rents have been prepaid except as provided by said Lease; that Tenant does not now have or hold any claim against Landlord which might be set off or credited against future accruing rent.

         6. That Tenant has received no notice of a prior sale, transfer, assignment, hypothecation or pledge of the said Lease or of the rents secured therein, except to Landlord.

         7. That the Rent Commencement Date for the Lease is the ____ day of _______, 19__ and the Lease shall expire at midnight on the ______ day of ________, 19__.

         8. Any agreement, obligation, or liability made, entered into or incurred by or on behalf of B. F. SAUL REAL ESTATE INVESTMENT TRUST binds only its Trust property, and no shareholder, trustee, officer, or agent of the Trust assumes or shall be held to any liability therefor.

         IN WITNESS WHEREOF, the parties hereto do hereby execute this Agreement under seal on the day and year first above written.

ATTEST:                                     TENANT:

                                                     ---------------------------

______________________                      By:______________________(SEAL)
Secretary                                            Printed Name:______________
                                                     Its:_______________________


ATTEST:                                     LANDLORD:
                                          B. F. SAUL REAL ESTATE INVESTMENT
                                              TRUST


______________________                      By:____________________________
                                                     Printed Name:_____________
                                            Its:____________________________

                                    EXHIBIT A

                                DEMISED PREMISES